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                                                                     Exhibit 4.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated December 29, 2004 in the Amendment No. 2 to the Registration Statement (File No. 333-120845) and related Prospectus of Claymore Securities Defined Portfolios, Series 202.


                                           /s/ Grant Thornton LLP
                                           ------------------------
                                           GRANT THORNTON LLP


Chicago, Illinois
December 29, 2004